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                             UNITED STATES
                  SECURITIES AND EXCHANGE COMMISSION
                       WASHINGTON, D.C.  20549

                              FORM 8 - K/A
                            Amendment No. 1

                            CURRENT REPORT


       PURSUANT TO SECTION 13 OR 15 (d) OF THE SECURITIES EXCHANGE
                             ACT OF 1934


            Date of Report (Date of earliest event reported)

                            June 14, 1996


                          ROSS SYSTEMS, INC.
          (Exact name of registrant as specified in its charter)


                              CALIFORNIA
      (State or other jurisdiction of incorporation or organization)


                 0-19092                       94-2170198
                ---------                     ------------
        Commission File Number               (I.R.S. Employer
                                           Identification Number)


                         555 Twin Dolphin Drive
                     Redwood City, California  94065
                (Address of principal executive offices)


                           (415) 593-2500
            (Registrant's telephone number, including area code)






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Item 4.	Other Events

     KPMG Peat Marwick LLP ("Peat Marwick") was previously the principal accountants for Ross Systems, Inc. (the "Company"). On June 14, 1996, that firm's appointment as principal accountants was terminated by dismissal and Coopers & Lybrand LLP was engaged as principal accountants. The decision to change accountants was approved by the Audit Committee of the Board of Directors.

     In connection with the audits of the two fiscal years ended June 30, 1995, and the subsequent interim period through June 14, 1996, there were no disagreements between Peat Marwick and the Company with respect to any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements if not resolved to Peat Marwick's satisfaction would have caused them to make reference in connection with their opinion to the subject matter of the disagreement.

     The audit reports of Peat Marwick on the consolidated financial statements of Ross Systems, Inc. and subsidiaries as of and for the years ended
June 30, 1995 and 1994, did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to any uncertainty, audit scope, or accounting principles, except as follows with respect to the 1995 audit report:

     As discussed in Note 7 to the consolidated financial statements, the Company is a defendant in a securities class action lawsuit. The parties have reached a definitive agreement for settlement of this matter. The Company has accordingly accrued a liability at June 30, 1995, related to its estimate of the amount of the eventual settlement of the lawsuit. However, there can be no assurance that the settlement will be approved by the court. If the settlement does not become effective, the parties will return to litigation, for which the Company is unable to predict the outcome. Should the Company be required to provide an additional liability or should the payment terms be unfavorable, its liquidity may be adversely impacted and it may be necessary to raise additional capital.

     Subsequent to the issuance of the audit report, the court approved the settlement.


Item 7.  Exhibits

                              INDEX TO EXHIBITS

                                                       SEQUENTIALLY
                                                         NUMBERED
EXHIBITS                                                   PAGE
- --------                                               -------------
   4.2  Restated Articles of Incorporation of Registrant     (A)
   5.3  By-Laws of Registrant                                (B)
  16    Letter re Change in Certifying Accountant

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(A)     Incorporated by reference to the exhibit filed with Registrant's
        December 31, 1995 Form 10-Q Report, as amended by the exhibits filed by the Registrant's Current Report on Form 8-K dated February 13, 1996.

(B) Incorporated by reference to the exhibit filed with Registrant's Annual Report on Form 10-K filed September 27, 1993.


                        * * * * * * *


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunder duly authorized.


                                      ROSS SYSTEMS, INC.



Date: June 27, 1996                   /s/ JAMES A. WATTS, JR.
                                      -------------------------------
                                      James A. Watts, Jr.
                                      Vice President, Finance and
                                      Administration and Chief
                                      Financial Officer and Secretary